American National Bankshares Inc. and Subsidiary
Consolidated Balance Sheets
(Dollars in thousands, except share data)
Unaudited

	September 30
ASSETS	2007	2006

Cash and due from banks	$20,016	$24,390
Interest bearing deposits in other banks	24	467

Securities available for sale, at fair value	136,270	155,468
Securities held to maturity	12,009	14,201
Total securities	148,279	169,669

Loans held for sale	375	1,158

Loans, net of unearned income	554,002	549,229
Less allowance for loan losses	(7,334)	(8,170)
Net Loans	546,668	541,059

Bank premises and equipment, net	13,197	12,310
Goodwill	22,468	22,489
Core deposit intangibles, net	2,546	2,937
Accrued interest receivable and other assets	13,981	18,155

Total assets	$767,554	$792,634

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
Demand deposits -- noninterest bearing	$105,014	$104,403
Demand deposits -- interest bearing	105,004	103,923
Money market deposits	52,271	51,401
Savings deposits	63,565	75,473
Time deposits	260,300	267,990
Total deposits	586,154	603,190

Repurchase agreements	48,665	37,152
FHLB borrowings	8,975	32,500
Trust preferred capital notes	20,619	20,619
Accrued interest payable and other liabilities	3,807	4,285
Total liabilities	668,220	697,746

Shareholders' equity:
Common stock, $1 par, 10,000,000 shares authorized,
6,121,325 shares outstanding at September 30, 2007 and
6,166,050 shares outstanding at September 30, 2006	6,121	6,166
Capital in excess of par value	26,364	26,426
Retained earnings	68,188	63,112
Accumulated other comprehensive income (loss), net	(1,339)	(816)
Total shareholders' equity	99,334	94,888

Total liabilities and shareholders' equity	$767,554	$792,634

American National Bankshares Inc. and Subsidiary
Consolidated Statements of Income
(Dollars in thousands, except share and per share data)
Unaudited
	Three Months Ended		Nine Months Ended
	September 30		September 30
	2007	2006	2007	2006
Interest Income:
Interest and fees on loans	$10,506	$10,210	$30,993	$27,255
Interest and dividends on securities:
Taxable	1,060	1,314	3,224	3,824
Tax-exempt	416	432	1,259	1,313
Dividends	75	84	246	219
Other interest income	236	111	575	534
Total interest income	12,293	12,151	36,297	33,145
Interest Expense:
Interest on deposits	4,004	3,699	11,647	9,544
Interest on repurchase agreements	478	376	1,353	1,020
Interest on trust preferred capital notes	343	344	1,030	664
Interest on other borrowings	122	226	498	681
Total interest expense	4,947	4,645	14,528	11,909
Net Interest Income	7,346	7,506	21,769	21,236
Provision for loan losses	-	125	303	605

Net Interest Income After Provision for Loan Losses	7,346	7,381	21,466	20,631

Noninterest Income:
Trust fees	861	843	2,664	2,483
Service charges on deposit accounts	631	696	1,878	2,004
Other fees and commissions	193	194	591	561
Mortgage banking income	240	172	759	508
Brokerage fees	191	93	439	327
Securities gains, net	45	9	134	47
Other	115	131	454	376
Total noninterest income	2,276	2,138	6,919	6,306
Noninterest Expense:
Salaries	2,380	2,355	7,284	6,866
Employee benefits	779	649	2,164	1,971
Occupancy and equipment	881	775	2,560	2,165
Bank franchise tax	165	171	498	481
Core deposit intangible amortization	94	134	283	307
Other	1,080	1,033	3,208	3,066
Total noninterest expense	5,379	5,117	15,997	14,856
Income Before Income Tax Provision	4,243	4,402	12,388	12,081
Income Tax Provision	1,309	1,301	3,719	3,572
Net Income	$2,934	$3,101	$8,669	$8,509

Net Income Per Common Share:
Basic	$0.48	$0.50	$1.41	$1.44
Diluted	$0.48	$0.50	$1.40	$1.43

Average Common Shares Outstanding:
Basic	6,132,288	6,165,268	6,146,349	5,926,599
Diluted	6,151,750	6,195,972	6,171,243	5,960,556

Financial Highlights
American National Bankshares Inc. and Subsidiary
(Dollars in thousands, except share and per share data)
Unaudited

	As of and for the						As of and for the
	Three Months Ended September 30						Nine Months Ended September 30
	2007		2006		Change		2007		2006		Change
EARNINGS
Interest income	$12,293		$12,151		1.2%		$36,297		$33,145		9.5%
Interest expense	4,947		4,645		6.5		14,528		11,909		22.0
Net interest income	7,346		7,506		(2.1)		21,769		21,236		2.5
Provision for loan losses	-		125		(100.0)		303		605		(49.9)
Noninterest income	2,276		2,138		6.5		6,919		6,306		9.7
Noninterest expense	5,379		5,117		5.1		15,997		14,856		7.7
Income taxes	1,309		1,301		0.6		3,719		3,572		4.1
Net income	2,934		3,101		(5.4)		8,669		8,509		1.9

PER COMMON SHARE
Earnings per share - basic	$0.48		$0.50		(4.0)%		$1.41		$1.44		(2.1)%
Earnings per share - diluted	0.48		0.50		(4.0)		1.40		1.43		(2.1)
Cash dividends declared	0.23		0.22		4.5		0.68		0.65		4.6
Book value per share	16.23		15.39		5.5		16.23		15.39		5.5
Book value per share - tangible (a)	12.14		11.27		7.7		12.14		11.27		7.7
Closing market price	22.22		23.68		(6.2)		22.22		23.68		(6.2)

FINANCIAL RATIOS
Return on average assets	1.52%		1.56%		(4	)bp	1.49%		1.50%		(1	)bp
Return on average equity	11.98		13.24		(126)		11.92		12.67		(75)
Return on average tangible equity (b)	16.46		18.75		(229)		16.46		16.12		34
Average equity to average assets	12.68		11.76		92		12.53		11.85		68
Net interest margin (FTE)	4.27		4.26		1		4.22		4.17		5
Efficiency ratio	56.42		53.35		307		56.27		53.74		253

PERIOD END BALANCES
Securities	$148,279		$169,669		(12.6)		$148,279		$169,669		(12.6)%
Loans held for sale	375		1,158		(67.6)		375		1,158		(67.6)
Loans, net of unearned income	554,002		549,229		0.9		554,002		549,229		0.9
Goodwill and other intangibles	25,014		25,426		(1.6)		25,014		25,426		(1.6)
Assets	767,554		792,634		(3.2)		767,554		792,634		(3.2)
Assets - tangible (a)	742,540		767,208		(3.2)		742,540		767,208		(3.2)
Deposits	586,154		603,190		(2.8)		586,154		603,190		(2.8)
Repurchase agreements	48,665		37,152		31.0		48,665		37,152		31.0
FHLB borrowings	8,975		32,500		(72.4)		8,975		32,500		(72.4)
Trust preferred capital notes	20,619		20,619		N/A		20,619		20,619		N/A
Shareholders' equity	99,334		94,888		4.7		99,334		94,888		4.7
Shareholders' equity - tangible (a)	74,320		69,462		7.0		74,320		69,462		7.0

AVERAGE BALANCES
Securities	$141,296		$175,050		(19.3)%		$147,069		$177,927		(17.3)%
Total loans	549,405		545,991		0.6		547,978		509,866		7.5
Interest earning assets	708,794		729,551		(2.8)		709,807		702,881		1.0
Goodwill and other intangibles	25,052		25,505		(1.8)		25,146		17,382		44.7
Assets	772,060		796,446		(3.1)		773,784		755,301		2.4
Assets - tangible (a)	747,008		770,941		(3.1)		748,638		737,919		1.5
Interest bearing deposits	487,427		509,483		(4.3)		489,496		486,706		0.6
Deposits	590,904		616,547		(4.2)		591,445		588,883		0.4
Repurchase agreements	48,427		42,670		13.5		46,912		41,683		12.5
Other borrowings	29,932		38,114		(21.5)		33,487		31,476		6.4
Shareholders' equity	97,927		93,647		4.6		96,961		89,531		8.3
Shareholders' equity - tangible (a)	72,875		68,142		6.9		71,815		72,149		(0.5)

CAPITAL
Average shares outstanding - basic	6,132,288		6,165,268		(0.5)%		6,146,349		5,926,599		3.7%
Average shares outstanding - diluted	6,151,750		6,195,972		(0.7)		6,171,243		5,960,556		3.5
Shares repurchased	28,900		3,000		863.3		53,200		34,200		55.6
Average price of shares repurchased	$21.19		$23.35		(9.3)		$21.97		$23.29		(5.7)

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$7,493		$8,208		(8.7)%		$7,264		$6,109		18.9%
Allowance acquired in merger	-		-		-		-		1,598		N/A
Provision for loan losses	-		125		(100.0)		303		605		(49.9)
Charge-offs	(227)		(239)		(5.0)		(431		(465)		(7.3)
Recoveries	68		76		(10.5)		198		323		(38.7)
Ending balance	$7,334		$8,170		(10.2)		$7,334		$8,170		(10.2)

NONPERFORMING ASSETS
Nonperforming loans:
90 days past due	$157		$1,276		(87.7)		$157		$1,276		(87.7)%
Nonaccrual	2,454		4,345		(43.5)		2,454		4,345		(43.5)
Foreclosed real estate	632		312		102.6		632		312		102.6
Nonperforming assets	$3,243		$5,933		(45.3)		$3,243		$5,933		(45.3)

ASSET QUALITY RATIOS
Net chargeoffs (recoveries) to average loans	0.12%		0.12%		0	bp	0.06%		0.04%		2	bp
Nonperforming assets to total assets (c)	0.42		0.75		(33)		0.42		0.75		(33)
Nonperforming loans to total loans (c)	0.47		1.02		(55)		0.47		1.02		(55)
Allowance for loan losses to total loans (c)	1.32		1.49		(17)		1.32		1.49		(17)
Allowance for loan losses to nonperforming loans (c)	2.81	X	1.45	X	136		2.81	X	1.45	X	136

Notes:

(a) - Excludes goodwill and other intangible assets
(b) - Excludes amortization expense, net of tax, of intangible assets
(c) - Balance sheet amounts used in calculations are based on period end balances bp - Change is measured in basis points
FTE - Fully taxable equivalent basis

Net Interest Income Analysis
For the Three Months Ended September 30, 2007 and 2006
(in thousands, except yields and rates)
(Unaudited)

	Average Balance		Interest Income/Expense		Yield/Rate

	2007	2006	2007	2006	2007	2006
Loans:
Commercial	$89,531	$86,944	$1,774	$1,715	7.93%	7.89%
Real estate	449,172	445,943	8,496	8,221	7.57	7.37
Consumer	10,702	13,104	253	297	9.46	9.07
Total loans	549,405	545,991	10,523	10,233	7.66	7.50

Securities:
Federal agencies	64,738	96,205	732	990	4.52	4.12
Mortgage-backed	24,489	21,426	304	252	4.97	4.70
State and municipal	45,414	46,749	624	667	5.50	5.71
Other	6,655	10,670	97	160	5.83	6.00
Total securities	141,296	175,050	1,757	2,069	4.97	4.73

Deposits in other banks	18,093	8,510	236	112	5.22	5.26

Total interest earning assets	708,794	729,551	12,516	12,414	7.06	6.81

Nonearning assets	63,266	66,895

Total assets	$772,060	$796,446

Deposits:
Demand	$107,259	$109,868	405	445	1.51	1.62
Money market	54,203	49,211	379	321	2.80	2.61
Savings	65,162	77,597	220	267	1.35	1.38
Time	260,803	272,807	3,000	2,666	4.60	3.91
Total deposits	487,427	509,483	4,004	3,699	3.29	2.90

Repurchase agreements	48,427	42,670	478	376	3.95	3.52
Other borrowings	29,932	38,114	465	570	6.21	5.98
Total interest bearing liabilities	565,786	590,267	4,947	4,645	3.50	3.15

Noninterest bearing demand deposits	103,477	107,064
Other liabilities	4,870	5,468
Shareholders' equity	97,927	93,647

Total liabilities and shareholders' equity	$772,060	$796,446

Interest rate spread					3.56%	3.66%
Net interest margin					4.27%	4.26%

Net interest income (taxable equivalent basis)			7,569	7,769
Less: Taxable equivalent adjustment			223	263
Net interest income			$7,346	$7,506

Net Interest Income Analysis
For the Nine Months Ended September 30, 2007 and 2006
(in thousands, except yields and rates)
Unaudited

	Average Balance		Interest Income/Expense		Yield/Rate

	2007	2006	2007	2006	2007	2006
Loans:
Commercial	$90,117	$86,946	$5,286	$4,749	7.82%	7.28%
Real estate	447,366	410,231	25,025	21,696	7.46	7.05
Consumer	10,495	12,689	742	871	9.43	9.15
Total loans	547,978	509,866	31,053	27,316	7.56	7.14

Securities:
Federal agencies	71,931	97,630	2,337	2,832	4.33	3.87
Mortgage-backed	21,680	21,614	792	742	4.87	4.58
State and municipal	45,664	47,160	1,886	1,980	5.51	5.60
Other	7,794	11,523	342	473	5.85	5.47
Total securities	147,069	177,927	5,357	6,027	4.86	4.52

Deposits in other banks	14,760	15,088	575	535	5.19	4.73

Total interest earning assets	709,807	702,881	36,985	33,878	6.95	6.43

Nonearning assets	63,977	52,420

Total assets	$773,784	$755,301

Deposits:
Demand	$109,469	$107,051	1,245	1,148	1.52	1.43
Money market	52,881	47,361	1,084	834	2.73	2.35
Savings	67,255	79,874	685	712	1.36	1.19
Time	259,891	252,420	8,633	6,850	4.43	3.62
Total deposits	489,496	486,706	11,647	9,544	3.17	2.61

Repurchase agreements	46,912	41,683	1,353	1,020	3.85	3.26
Other borrowings	33,487	31,476	1,528	1,345	6.08	5.70
Total interest bearing liabilities	569,895	559,865	14,528	11,909	3.40	2.84

Noninterest bearing demand deposits	101,949	102,177
Other liabilities	4,979	3,728
Shareholders' equity	96,961	89,531
Total liabilities and shareholders' equity	$773,784	$755,301

Interest rate spread					3.55%	3.59%
Net interest margin					4.22%	4.17%

Net interest income (taxable equivalent basis)			22,457	21,969
Less: Taxable equivalent adjustment			688	733
Net interest income			$21,769	$21,236